EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS
EMPLOYEE BENEFITS

15.  EMPLOYEE BENEFITS

(i)     Staff welfare benefit

The full-time employees of the Company’s PRC subsidiaries are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits. In accordance with the relevant regulations, the Company’s PRC subsidiaries are required to accrue for these benefits based on certain percentages of the employees’ salaries with a certain cap and make contributions to the state-sponsored welfare, pension and medical plans out of the amounts accrued. There are no further commitments or liabilities from the Company to the PRC employees after the contribution. The PRC government is responsible for the welfare and medical benefits and ultimate pension liability to these employees. Expenses associated with such benefits amounted to USD1,110, USD1,477 and USD2,075 for the years ended December 31, 2009, 2010 and 2011, respectively.

(ii)      Paid leave carried forward

The Company provides paid annual leave to its employees under their employment contracts on a calendar year basis. Under certain circumstances, such leave which remains untaken as at the balance sheet date is permitted to be carried forward and utilized by the respective employees in the following year. An accrual is made at the balance sheet date for the expected future cost of such paid leave earned during the year by the employees and carried forward. As of years ended December 31, 2010 and 2011, the Company accrued liability for annual leave of USD195 and USD459, respectively.